Roadrunner Announces Sale of its Intermodal Business to Universal Logistics Holdings, Inc. Downers Grove, IL (BUSINESS WIRE) — November 5, 2019 – Roadrunner Transportation Systems, Inc. (“Roadrunner” or the “company”) (NYSE: RRTS), a leading asset-right transportation and asset-light logistics service provider, today announced the sale of its Roadrunner Intermodal Services business to Universal Logistics Holdings, Inc. (NASDAQ: ULH), based in Warren, Michigan, for $51.25 million in cash, subject to customary purchase price and working capital adjustments. Roadrunner Intermodal Services provides drayage and chassis management services to transport freight between ocean ports, rail ramps and shipping docks through 23 strategically located terminals nationwide. The business had revenue of approximately $125 million for the trailing 12 months ended September 30, 2019 and was part of the company’s Truckload segment. “The divestiture of Roadrunner Intermodal Services is another step forward in our strategy to simplify our portfolio by focusing on our value-added logistics and asset-light LTL segments to improve our operating performance and returns on invested capital. Universal Logistics is an established transportation and logistics company that shares our dedication to customer service and is a good fit for the intermodal services business,” said Curt Stoelting, Chief Executive Officer of Roadrunner. The company used the proceeds from the sale to repay finance leases and debt associated with Roadrunner Intermodal Services and pay transaction costs, with the remaining amount available for general corporate purposes. About Roadrunner Transportation Systems, Inc. Roadrunner Transportation Systems is a leading asset-right transportation and asset-light logistics provider offering a full suite of services and solutions under the Roadrunner®, Active On-Demand® and Ascent Global Logistics® brands. The Roadrunner brand offers less-than-truckload and over-the-road truckload services. Active On-Demand offers premium mission critical air and ground logistics solutions. Ascent Global Logistics offers domestic freight management, retail consolidation, international freight forwarding and customs brokerage. For more information, please visit Roadrunner’s websites, www.rrts.com and www.ascentgl.com. About Universal Logistics Holdings Universal Logistics Holdings, Inc. (“Universal”) is a leading asset-light provider of customized transportation and logistics solutions throughout the United States, and in Mexico, Canada and Colombia. Universal provides its customers with supply chain solutions that can be scaled to meet their changing demands and volumes. Universal offers customers a broad array of services across their entire supply chain, including truckload, brokerage, intermodal, dedicated, and value-added services. Safe Harbor Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which relate to future events or performance. Forward-looking statements include, among others, statements regarding Roadrunner’s belief that the divestiture of Roadrunner Intermodal Services is another step forward in its strategy to simplify its portfolio by focusing on its value-added logistics and asset-light LTL segments to improve its operating performance and returns on invested capital. These statements are often, but not always, made through the use of words or phrases such as “may,” “will,” “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “predict,” “potential,” “opportunity,” and similar words or phrases or the negatives of these words or phrases. These forward-looking statements are based on Roadrunner’s current assumptions, expectations and beliefs and are subject to substantial risks, estimates, assumptions, uncertainties and changes in circumstances that may cause Roadrunner’s actual results, performance or achievements to differ materially from those expressed or implied in any forward-looking statement. Such factors include, among others, risks related to the restatement of Roadrunner’s previously issued financial statements, the remediation of Roadrunner’s identified material weaknesses in its internal control over financial reporting, the litigation resulting from the restatement of Roadrunner’s previously issued financial statements and the other risk factors contained in Roadrunner’s SEC filings, including Roadrunner’s Annual Report on Form 10-K for the year ended December 31, 2018. Because the risks, estimates, assumptions and uncertainties referred to above could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements, you should not place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date hereof, and, except as required by law, Roadrunner assumes no obligation and does not intend to update any forward-looking statement to reflect events or circumstances after the date hereof. ### Contact: Reputation Partners Marilyn Vollrath 414-376-8834 ir@rrts.com